UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2009

iPCS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51844	36-4350876
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

1901 North Roselle Road, Schaumburg, Illinois	60195
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 885-2833

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On February 2, 2009, the Company announced subscriber activity for the quarter ended December 31, 2008 and scheduled its earnings release and conference call to discuss results. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01   Other Events.

                On February 2, 2009, the Company announced the authorization by its board of directors of a stock repurchase program.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release by iPCS, Inc., dated February 2, 2009,

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPCS, Inc.

Date: February 2, 2009
	By:	/s/ Brian J. O’Neil
	Name:	Brian J. O’Neil
	Title:	Senior Vice President, General Counsel and Secretary